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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors and Reports to Shareholders" and to the use of our report dated December 7, 1995 in this Registration Statement (Form N-1A No. 33-96132) of Waterhouse Investors Cash Management Fund, Inc.

                                   /s/ Ernst & Young LLP
                                   -----------------------
                                   ERNST & YOUNG LLP

New York, New York
December 7, 1995